                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6((e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                            EMBASSY ACQUISITION CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

                            Common Stock, par value $.0001 per share
                  --------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                              N/A
                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

                                              N/A
                  --------------------------------------------------------------
         5)       Total fee paid:

                                              N/A
                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                                              N/A
                  --------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------
          3)      Filing Party:

                  --------------------------------------------------------------
          4)      Date Filed:

                  --------------------------------------------------------------

                            EMBASSY ACQUISITION CORP.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 23, 1997


To the Shareholders of
Embassy Acquisition Corp.:


         The Annual Shareholders Meeting of Embassy Acquisition Corp. (the "Company") will be held in the Auditorium on the 19th Floor of the NationsBank Building located at 100 Southeast 2nd Street, Miami, Florida 33131 on May 23, 1997, at 9:00 A.M., local time, for the following purposes:

         1. To elect a Board of Directors of five members to serve until the ensuing Annual Meeting and/or until their respective successors are elected and qualified.

         2. To transact such other business as may properly come before the meeting.

         Only shareholders of record at the close of business on April 15, 1997 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. A list of such shareholders will be available for inspection during normal business hours at the offices of the Company located at 1428 Brickell Avenue, Suite 105, Miami, Florida during the ten days preceding the meeting.

                                    By Order of the Board of Directors,



                                    Ronald M. Stein
                                    Secretary


Miami, Florida
April 18, 1997




YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                            EMBASSY ACQUISITION CORP.

                                 PROXY STATEMENT

                                TABLE OF CONTENTS


INFORMATION CONCERNING VOTING AND PROXY SOLICITATION........................  1

ELECTION OF DIRECTORS.......................................................  2

ADDITIONAL INFORMATION......................................................  4




                                       (i)

                            EMBASSY ACQUISITION CORP.
                         1428 BRICKELL AVENUE, SUITE 105
                              MIAMI, FLORIDA 33131
                                 (305) 374-6700


                                 PROXY STATEMENT


               INFORMATION CONCERNING VOTING AND PROXY INFORMATION


         This proxy statement is furnished by the Board of Directors of Embassy Acquisition Corp., a Florida corporation (the "Company"), in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on May 23, 1997 (the "Annual Meeting"), at the time and place set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournments thereof. Mailing of the proxy statement and the accompanying proxy card to shareholders will commence on or about April 18, 1997.

         Record holders of common stock, par value $.0001 per share (the "Common Stock"), at the close of business on April 15, 1997 (the "Record Date") are entitled to one vote for each share held on all matters to be considered at the Annual Meeting. On the Record Date, 2,540,000 shares of Common Stock were outstanding and entitled to vote.

VOTING

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given, and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy. With respect to the proposal to elect five directors to serve until the 1998 annual meeting, shareholders may vote in favor of all nominees or withhold their votes as to all or specific nominees. If no direction is given on a proxy, it will be voted for the election of all director nominees.

         A proxy delivered pursuant to this solicitation is revocable at any time prior to its exercise by giving written notice to the Secretary of the Company, by delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

         A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for transaction of business at the Annual Meeting. The election of directors will require the affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy at the Annual Meeting; accordingly, votes that are withheld and broker non-votes will not affect the outcome of the election.

GENERAL

         The shareholders of the Company are being asked to elect five directors to serve until the 1998 Annual Meeting or until their successors are elected and qualified. See "ELECTION OF DIRECTORS."

THE COMPANY

         The Company is a Florida corporation, with its principal executive offices located at 1428 Brickell Avenue, Suite 105, Miami, Florida 33131 and its telephone number is (305) 374-6700. The business objective of the Company, a "blank check" company, is to seek to effect a merger, exchange of capital stock, asset acquisition or other similar business combination (a "Business Combination:) with an acquired business (an "Acquired Business"). Although the Company has had certain discussions with Acquired Business candidates regarding a possible Business Combination, as of April 15, 1997 the Company has not entered into any agreements, agreements in principle or understandings regarding a Business Combination.

ANNUAL MEETING

         The Annual Meeting will be held on May 23, 1997, at 9:00 A.M., local time. Only holders of record of the Company's Common Stock at the close of business on the Record Date, April 15, 1997, will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. See "INFORMATION CONCERNING VOTING AND PROXY SOLICITATION."


                              ELECTION OF DIRECTORS

         At the Annual Meeting, it is proposed to elect five Directors to hold office until the Annual Meeting of Shareholders in 1998 or until their respective successors are elected and qualified. It is intended that, unless otherwise indicated, the shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the election as Directors of the five nominees hereinafter named, all of whom currently serve as Directors of the Company. If, for any reason, any of the nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for the remainder of those named and may be voted for any substitute nominees for Director designated by the Board of Directors. All nominees have indicated that they are willing and able to serve as Directors, if elected. Accordingly, the Board of Directors does not have in mind any substitutes. The Board of Directors recommends the election of the following nominees:

NAME                            AGE                  POSITION                          DIRECTOR SINCE
----                            ---                  --------                          --------------
Glenn L. Halpryn                36          President, Director                             1995

Craig A. Brumfield              45          Vice President, Treasurer, Director             1995

Ronald M. Stein                 36          Vice President, Secretary, Director             1995

Stephen J. Dresnick, M.D.       46          Director                                        1995

Andrew H. Marshak               31          Director                                        1995


         GLENN L. HALPRYN has been the President and a member of the Board of Directors of the Company since its inception. Since 1985 Mr. Halpryn has been engaged in real estate investment and development activities, including the management, finance and leasing of commercial real estate. Since April 1988, Mr. Halpryn has been Vice Chairman of Central Bank, a Florida state chartered bank. Since June 1987, Mr. Halpryn has been the President of and beneficial holder of stock of United Security Corporation, a broker dealer. From June 1992 through May 1994, Mr. Halpryn served as the Vice President, Secretary-Treasurer of Frost Hanna Halpryn Capital Group, Inc., a "blank check" company whose business combination was effected in May 1994 with Sterling Healthcare Group, Inc. (the "FHH-Sterling Transaction"). From June 1995 through October 1996, Mr. Halpryn served as a member of the Board of Directors of Sterling Healthcare Group, Inc.

         CRAIG A. BRUMFIELD has been the Vice President, Treasurer and a member of the Board of Directors of the Company since its inception. Since April 1995, Mr. Brumfield has been President and Chief Executive Officer of Pinecrest Capital, Inc., a private investment firm that initiates structures and negotiates acquisitions and provides advisory and consulting services to middle market companies in diverse industries. From October 1984 through March 1995, Mr. Brumfield was an executive officer of Trivest, Inc. ("Trivest"), a sponsor of middle market corporate acquisitions. Mr. Brumfield has served as a member of the Board of Directors of three public companies; Atlantis Plastics, Inc. (May 1991 through March 1995), Loewenstein Furniture Group, Inc. (December 1990 through December 1994) and WinsLoew Furniture, Inc. (December 1994 through March
1995). Prior to joining Trivest, Mr. Brumfield was a Senior Manager with KPMG Peat Marwick.

         RONALD M. STEIN has been the Vice President, Secretary and a member of the Board of Directors of the Company since its inception. Since October 1992, Mr. Stein has been a vice president and account executive with First Equity Corporation of Florida, a broker-dealer registered with the NASD. From April 1988 through October 1992 Mr. Stein was an associate vice president and accountant executive with Prudential Securities, a broker-dealer registered with the NASD.

         STEPHEN J. DRESNICK, M.D. has been a member of the Board of Directors of the Company since its inception. Dr. Dresnick has served as President, Chief Executive Officer and Chairman of the Board of Directors of Sterling Healthcare Group, Inc. and its predecessor corporations since

1987. Dr. Dresnick currently serves as the Vice Chairman of the Board of Directors of FPA Medical Management, Inc. Dr. Dresnick is a Diplomate of the National Board of Medical Examiners and is certified by the American Board of Emergency Medicine. Dr. Dresnick is licensed to practice medicine in 12 states. Dr. Dresnick currently holds an appointment as Assistant Professor at University if Miami, School of Nursing; is on the Dean's Advisory Committee at University of Miami, School of Business; is an Advisory Board Member at the Center for the Advancement of Service Management, University of Florida, College of Business Administration; is a Clinical Associate Professor for the Department of Surgery, University of Florida, School of Medicine; and is a member of the Board of Trustees of Florida International University.

         ANDREW H. MARSHAK has been a member of the Board of Directors of the Company since its inception. Since June 1994 Mr. Marshak has been a Vice President of Indosuez Capital, the North American merchant banking arm of Banque Indosuez, a Paris-based banking institution. From July 1992 through June 1994 Mr. Marshak was an associate with Indosuez Capital. From July 1990 through June 1992 Mr. Marshak was a Financial Analyst with Donaldson, Lufkin and Jenrette, an investment bank.

         All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Directors receive no compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. Officers are appointed by the Board of Directors and serve at the discretion of the Board. Messrs. Halpryn, Stein and Brumfield, the current executive officers of the Company, devote approximately 20% of their time to the affairs of the Company. See "ADDITIONAL INFORMATION -- Compensation of Directors and Executive Officers."


                             ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's shares of Common Stock by each Director and by the officers and Directors of the Company as a group, at April 15, 1997 and, to the Company's knowledge, the beneficial ownership of the Company's shares of Common Stock at April 15, 1997 by each person owning more than 5% of any class of the Company's outstanding Common Stock on such date. Unless otherwise noted, each person listed below is the record owner of, and has sole voting and investment power over, the shares of Common Stock which he beneficially owns.

                                          Amount and
                                          Nature of
Name and Address                          Beneficial             Approximate Percentage
of Beneficial Owner                      Ownership(1)                  of Class(2)
-------------------                      ------------            ----------------------
Glenn L. Halpryn (3)                       330,000                        13.0%
1428 Brickell Avenue
Suite 105
Miami, FL 33131

Stephen J. Dresnick, M.D. (4)              160,000                         6.3%
6855 Red Road
Suite 400
Coral Gables, FL 33134

Ronald M. Stein                            170,000                         6.6%
1428 Brickell Avenue
Suite 105
Miami, FL 33131

Andrew H. Marshak                           60,000                         2.4%
1428 Brickell Avenue
Suite 105
Miami, FL 33131

Craig A. Brumfield                          60,000                         2.4%
1428 Brickell Avenue
Suite 105
Miami, FL 33131

All Officers and Directors                 780,000                        30.7%
   as a Group (5 persons)

------------------------------
(1) Unless otherwise noted, all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. No persons named in the table are acting as nominees for any persons or are otherwise under the control of any person or group of persons.
(2) Assumes no exercise of underwriter options issued to Barron Chase Securities, Inc. ("Barron Chase") entitling Barron Chase to purchase 120,000 shares of the Company's Common Stock at a purchase price of $7.80 per share for a period of five (5) years commencing April 2, 1996, in connection with the Company's initial public offering, for which Barron Chase was the underwriter.
(3)      Does not include shares of Common Stock owned by Ernest Halpryn, Glenn
         L. Halpryn' s father, of which Glenn L. Halpryn disclaims beneficial ownership.
(4) Represents 160,000 shares held by Kinserd Limited Partnership ("KLP"). Dr. Dresnick is the sole limited partner of KLP and the sole shareholder, sole director and an officer of Kinserd, Inc., the general partner of KLP.

Messrs. Halpryn, Stein and Brumfield may be deemed to be "promoters" and "parents" of the Company, as such terms are defined under the federal securities laws.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         No executive officer has received any cash compensation from the Company since inception for services rendered. The Company's officers receive no compensation, including salaries, for serving as officers other than accountable reimbursement for any reasonable business expenses incurred in connection with activities on behalf of the Company. There are no agreements, agreements in principle or understandings with regard to compensation to be paid by the Company to any officer or director of the Company. 90% of the net proceeds derived form the Company's initial public offering of securities, including any interest earned thereon, which amounts are being held by Fiduciary Trust International of the South, shall not be used to reimburse the Company's officers and directors for expenses incurred by such persons on behalf of the Company. Other than the foregoing, there is no limit on the amount of such reimbursable expenses, and there will be no review of the reasonableness of such expenses by anyone other than the Board of Directors, three of five members of which are officers. None of the Company's executive officers or directors or their respective affiliates will receive any consulting or finder's fees in connection with a Business Combination. Further, none of such persons will receive any other payments or assets, tangible or intangible, from the Company unless received by all other stockholders on a proportionate basis.

BOARD MEETINGS

         The Board of Directors acted by unanimous written consent in lieu of a meeting five times since its inception.

         The Company has no audit, nominating or compensation committees of the Board of Directors or committees performing similar functions for the Company.

INDEPENDENT ACCOUNTANTS

         For the fiscal year ended December 31, 1996, Coopers & Lybrand, L.L.P. served as the independent accountants for the Company and conducted the annual audit of the Company's financial statements. Representatives of Coopers & Lybrand, L.L.P. are expected to be present at the Annual Meeting of Shareholders, will be afforded an opportunity to make a statement if desired, and are expected to be available to respond to appropriate questions. The Board of Directors has appointed Coopers & Lybrand, L.L.P. to serve as the Company's independent auditors for the fiscal year ending December 31, 1997.

SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Any shareholder proposals intended to be presented at the Company's 1998 annual meeting of shareholders must be received by the Secretary, Embassy Acquisition Corp., 1428 Brickell Avenue, Suite 105, Miami, Florida 33131, no later than December 22, 1997, in order to be considered for inclusion in the Company's proxy statement and form of proxy card relating to such meeting.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the U.S. Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of shares of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of Forms 3, 4 and 5 furnished to the Company and written representations that no other reports were required during 1993, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

LEGAL PROCEEDINGS

         The Company is not presently a party to any material litigation, nor, to the knowledge of management, is any such litigation presently threatened.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For the fiscal year ended December 31, 1996, there were no material transactions between the Company and any of its officers and/or Directors which involved $60,000 or more.

         The Company has obtained a $1,000,000 "key man" policy insuring the life of Mr. Halpryn. There can be no assurances that such "key man" insurance will be maintained at reasonable rates, if at all. The loss, incapacity or unavailability of Mr. Halpryn at the present time or in the foreseeable future, before a qualified replacement is obtained, could have a material adverse effect on the Company's operations.

EXPENSES OF SOLICITATION

         The cost of this solicitation will be borne by the Company. In addition to the use of the mail, officers and employees of the Company, without compensation to them, may solicit proxies personally or by telephone or facsimile. The Company will reimburse brokers, banks, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding solicitation materials to their principals. The Board of Directors has approved a representative to serve as Inspector of Election for the Annual Meeting; to tabulate the representation and vote of the shareholders entitled to vote at the Annual Meeting, whether cast in person or by proxy.

OTHER MATTERS

         The Board of Directors knows of no matters other than those described herein that will be presented at the Annual Meeting. If any other matter should properly come before the meeting, however, the enclosed proxy confers discretionary authority with respect thereto.

         A copy of the Company's 1996 Annual Report to Shareholders is also herewith enclosed but is not to be regarded as proxy solicitation material.

PROXY                       EMBASSY ACQUISITION CORP.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Ronald M. Stein proxy of the undersigned, with power to appoint his substitute, and authorizes him to represent and to vote, as specified below, all of the shares of the undersigned held of record by the undersigned on April 15, 1997, at the Annual Meeting of Shareholders of Embassy Acquisition Corp. (the "Company") on May 23, 1997, and at all adjournments thereof, on the matters set forth below and to vote in his discretion for the transaction of such other business as may come before the meeting.

         WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES.

         PLEASE COMPLETE, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.


     ELECTION OF DIRECTORS:
     [ ] FOR each nominee listed                  [ ] WITHHOLD AUTHORITY to vote
         (except as indicated to the contrary)        for all nominees listed

         Glenn L. Halpryn, Craig A. Brumfield, Ronald M. Stein, Andrew H. Marshak, Stephen J. Dresnick, M.D.


________________________________________________________________________________
    (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided above.)

                            (continued on other side)

                           (continued from other side)



                                             The undersigned acknowledges
                                    receipt of the accompanying Notice of
                                    Annual Meeting of Shareholders and Proxy
                                    Statement for the May 23, 1997 meeting.

                                    Dated:___________________, 1997

                                    _______________________________
                                    Signature

                                    _______________________________
                                    Signature if held jointly


                                    (Please sign exactly as name or names
                                    appear hereon Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.)

        PLEASE COMPLETE, SIGN, AND DATE THIS PROXY, AND MAIL IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.




                                    - 10 -